EXHIBIT 99.1


                Computational Materials dated October 6, 2004.

                   CHL Mortgage Pass-Through Trust 2004-HYB7



                            Computational Materials



                               [GRAPHIC OMITTED]



                          $579,254,000 (Approximate)




                                  CWMBS, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

[LOGO OMITTED]                                     Computational Materials for
                                     CHL Mortgage Pass-Through Trust 2004-HYB7

------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]                                     Computational Materials for
                                     CHL Mortgage Pass-Through Trust 2004-HYB7

------------------------------------------------------------------------------


Preliminary Term Sheet                          Date Prepared: October 5, 2004

                   CHL Mortgage Pass-Through Trust 2004-HYB7
            $579,254,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans

=============== ================== ================= ============== ======================== ======================
                    Principal      WAL (Yrs) (2)(3)
                    Amount ($)         ("WAvg        Interest Rate                              Expected Ratings
    Class         (Approx.) (1)    Roll"/Call/Mat)       Type            Tranche Type             Moody's/S&P
    -----         ---------        ---------------       ----            ------------             -----------
    1-A-1          362,400,000       2.50 / 3.27     Variable (4)        Super Senior               Aaa/AAA
--------------- ------------------ ----------------- -------------- ------------------------ ----------------------
   1-A-1-IO          N/A (5)         Not Offered       Fixed (6)    Senior / Interest Only          Aaa/AAA
--------------- ------------------ ----------------- -------------- ------------------------ ----------------------
    1-A-2          19,025,000        2.50 / 3.27     Variable (7)       Senior Support              Aa2/AAA
--------------- ------------------ ----------------- -------------- ------------------------ ----------------------
     2-A           50,000,000        Not Offered     Variable (8)           Senior                  Aaa/AAA
--------------- ------------------ ----------------- -------------- ------------------------ ----------------------
     3-A           28,329,000        2.85 / 3.26     Variable (9)           Senior                  Aaa/AAA
--------------- ------------------ ----------------- -------------- ------------------------ ----------------------
    3-A-IO           N/A (5)         Not Offered       Fixed (6)    Senior / Interest Only          Aaa/AAA
     4-A           50,000,000        Not Offered     Variable (10)          Senior                  Aaa/AAA
--------------- ------------------ ----------------- -------------- ------------------------ ----------------------
     5-A           48,123,000        2.99 / 3.30     Variable (11)          Senior                  Aaa/AAA
--------------- ------------------ ----------------- -------------- ------------------------ ----------------------
    5-A-IO           N/A (5)         Not Offered       Fixed (6)    Senior / Interest Only          Aaa/AAA
      M             9,663,000        Not Offered       WAC (12)            Mezzanine                Aa2/AA
     B-1            7,907,000        Not Offered        WAC (12)          Subordinate                A2/A
     B-2            3,807,000        Not Offered        WAC (12)          Subordinate              Baa2/BBB
     B-3                     Privately                  WAC (12)          Subordinate               Ba2/BB
     B-4                      Placed                    WAC (12)          Subordinate                B2/B
     B-5                   Certificates                 WAC (12)          Subordinate                NR/NR
=============== ==================================== ============== ======================== ======================
    Total:       $579,254,000 (13)



(1) The Certificates (as described herein) will be collateralized by hybrid adjustable rate, first-lien residential mortgage loans which are expected to have an initial fixed rate period of five, seven or ten years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between 3.75 - 6.25% subordination to the Senior Certificates as of the Cut-off Date.

(2) The WALs on the Class 1-A-1, Class 1-A-2 and Class 3-A Certificates are shown to the related WAvg Roll Date (as defined herein) and to maturity at a pricing speed of 25% CPR. The WALs on the Class 5-A certificates are shown to the Call Date and to maturity at a pricing speed of 25% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination as described herein.

(4) The Certificate Interest Rate for the Class 1-A-1 Certificates for the interest accrual period for any Distribution Date (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans less the Certificate Interest Rate for the Class 1-A-1-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group I Mortgage Loans.

(5) The notional balance of the Class 1-A-1-IO, Class 3-A-IO and Class 5-A-IO Certificates in any period will be equal to the current unpaid principal balance of the Class 1-A-1, Class 3-A and Class 5-A Certificates, respectively, until and including the related WAvg Roll Date. After the applicable WAvg Roll Date, the notional balance of the Class 1-A-1-IO, Class 3-A-IO and Class 5-A-IO Certificates, as applicable, will equal zero.

(6) The Certificate Interest Rate for the Class 1-A-1-IO, Class 3-A-IO and Class 5-A-IO Certificates for the interest accrual period for any Distribution Date (x) on or prior to the related WAvg Roll Date will be 0.12000% per annum, 0.07000% per annum and 0.61508% per annum, respectively, and (y) thereafter will be 0% per annum.

(7) The Certificate Interest Rate for the Class 1-A-2 Certificates for the interest accrual period for any Distribution Date will equal the Net WAC of the Group I Mortgage Loans.

(8) The Certificate Interest Rate for the Class 2-A Certificates for the interest accrual period for any Distribution Date will equal the Net WAC of the Group II Mortgage Loans.

(9) The Certificate Interest Rate for the Class 3-A Certificates for the interest accrual period for any Distribution Date (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group III Mortgage Loans less the Certificate Interest Rate for the Class 3-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group III Mortgage Loans.

(10) The Certificate Interest Rate for the Class 4-A Certificates for the interest accrual period for any Distribution Date will equal the Net WAC of the Group IV Mortgage Loans.

(11) The Certificate Interest Rate for the Class 5-A Certificates for the interest accrual period for any Distribution Date (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group V Mortgage Loans less the Certificate Interest Rate for the Class 5-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group V Mortgage Loans.

(12) The Certificate Interest Rate for the Subordinate Certificates will be equal to the weighted average of the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate portions).

(13) Excludes the Class 1-A-1-IO, Class 3-A-IO and Class 5-A-IO notional balances.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]                                     Computational Materials for
                                     CHL Mortgage Pass-Through Trust 2004-HYB7

------------------------------------------------------------------------------


Depositor:                 CWMBS, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing  Date, it is expected that
                           Countrywide Home Loans Servicing LP will service substantially all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected to
                           provide ratings on the Class 1-A-1, Class 1-A-1-IO, Class 1-A-2, Class 2-A, Class 3-A, Class 3-A-IO,
                           Class 4-A, Class 5-A, Class 5-A-IO, Class M, Class
                           B-1, Class B-2, Class B-3 and Class B-4
                           Certificates. The Class B-5 Certificates will not be rated.

Cut-off Date:              October 1, 2004.

Closing Date:              On or about October [29], 2004.

Pricing Date:              On or about October [6], 2004.

Settlement Date:           On or about October [29], 2004.

Master Servicer
Remittance Date:           The 19th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in November 2004.

Distribution Date:         The business day immediately following the Master
                           Servicer Remittance Date, commencing in November
                           2004.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class 1-A-1, Class 1-A-1-IO and Class 1-A-2
                           Certificates (collectively, the "Group I
                           Certificates"), (ii) the Class 2-A Certificates
                           (the "Group II Certificates"), (iii) the Class 3-A and Class 3-A-IO Certificates (collectively, the
                           "Group III Certificates"), (iv) the Class 4-A
                           Certificates (the "Group IV Certificates"), and (v) the Class 5-A and Class 5-A-IO Certificates
                           (collectively, the "Group V Certificates"). The
                           Class 1-A-1-IO, Class 3-A-IO and Class 5-A-IO are collectively the "Interest Only Certificates". The
                           "Class A Certificates" will consist of the Class
                           1-A-1, Class 1-A-2, Class 2-A, Class 3-A, Class 4-A and Class 5-A Certificates.

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]                                     Computational Materials for
                                     CHL Mortgage Pass-Through Trust 2004-HYB7

------------------------------------------------------------------------------


                           Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master
                           Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call Date".

Mortgage Loans:            The aggregate principal balance of the Mortgage
                           Loans as of the Cut-off Date is expected to be approximately $575,000,000. All of the Mortgage
                           Loans will be hybrid, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                           The Stipulation Sheet included in these
                           Computational Materials as Appendix A contains information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

Group I
Mortgage Loans:            The aggregate principal balance of the Group I
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $400,000,000. The Group I
                           Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust annually based on the one-year CMT index, one-year LIBOR index or six-month LIBOR index.

Group II
Mortgage Loans:            The aggregate principal balance of the Group II
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $50,000,000. The Group II
                           Mortgage Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust annually based on the one-year CMT index, one-year LIBOR index or six-month LIBOR index.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]                                     Computational Materials for
                                     CHL Mortgage Pass-Through Trust 2004-HYB7

------------------------------------------------------------------------------


Group III
Mortgage Loans:            The aggregate principal balance of the Group III
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $25,000,000. The Group III
                           Mortgage Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust annually based on the one-year CMT index or the one-year LIBOR index.

Group IV
Mortgage Loans:            The aggregate principal balance of the Group IV
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $50,000,000. The Group IV
                           Mortgage Loans will have interest rates that have an initial fixed rate period of ten years after origination and thereafter adjust annually based on the one-year CMT index or one-year LIBOR index.

Group V
Mortgage Loans:            The aggregate principal balance of the Group V
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $50,000,000. The Group V
                           Mortgage Loans will have interest rates that have an initial fixed rate period of ten years after origination and thereafter adjust annually based on the one-year CMT index or one-year LIBOR index.

WAvg Roll Date:            The "WAvg Roll Date" for the Group I, Group II,
                           Group III, Group IV and Group V Mortgage Loans
                           (collectively, the "Mortgage Loans") is the Distribution Date in July 2009, May 2011, July
                           2011, September 2014 and September 2014, respectively.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master
                           servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable.
                           As of the Cut-off Date, the weighted average
                           Expense Fee Rate is expected to be equal to approximately (a) with respect to any period prior to the related WAvg Roll Date, 0.308%, 0.344%,
                           0.282%, 0.264% and 0.267% for Loan Group I, Loan
                           Group II, Loan Group III, Loan Group IV and Loan
                           Group V, respectively and (b) thereafter, 0.433%,
                           0.469%, 0.407%, 0.389% and 0.392% for Loan Group I,
                           Loan Group II, Loan Group III, Loan Group IV and
                           Loan Group V, respectively.

Net WAC: The "Net WAC", with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Accrued Interest:          The price to be paid for the Offered Certificates
                           by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered
                           Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all the
                           Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]                                     Computational Materials for
                                     CHL Mortgage Pass-Through Trust 2004-HYB7

------------------------------------------------------------------------------


Credit Enhancement:        Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after
                           October 2014, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                           After such time and subject to standard collateral performance and cross-collateralization triggers
                           (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                           November 2004 - October 2014    0% Pro Rata Share
                           November 2014 - October 2015    30% Pro Rata Share
                           November 2015 - October 2016    40% Pro Rata Share
                           November 2016 - October 2017    60% Pro Rata Share
                           November 2017 - October 2018    80% Pro Rata Share
                           November 2018 and after         100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled (i) on or prior to the October 2007 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal or (ii) after the October 2007 Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]                                     Computational Materials for
                                     CHL Mortgage Pass-Through Trust 2004-HYB7

------------------------------------------------------------------------------


                           principal balance of the Group I, Group II, Group III, Group IV and Group V Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I, Group II, Group III, Group IV and Group V Certificates, as applicable, as of the Settlement Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior Certificates will receive all unscheduled prepayments from the related Loan Group.

Allocation of
Losses: Any realized losses from a Loan Group, other than excess losses, on the related Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates; provided, however that any realized losses on the Group I Mortgage Loans that would have been allocable to the Class 1-A-1 Certificates will be allocated to the Class 1-A-2 Certificates until its class principal balance has been reduced to zero.

                           Excess losses from a Loan Group (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Class A Certificates and (b) the related subordinate portions.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                               1)   To the Senior Certificates, from the
                                    related Loan Group, accrued and unpaid
                                    interest at the related Certificate
                                    Interest Rate;
                               2)   Concurrently:
                                    (a)  To the Class 1-A-1 and Class 1-A-2
                                         Certificates, pro rata, principal
                                         from the related Loan Group;
                                    (b)  To the Class 2-A Certificates,
                                         principal from the related Loan
                                         Group;
                                    (c)  To the Class 3-A Certificates,
                                         principal from the related Loan
                                         Group;
                                    (d)  To the Class 4-A Certificates,
                                         principal from the related Loan
                                         Group;
                                    (e)  To the Class 5-A Certificates,
                                         principal from the related Loan
                                         Group;
                               3) To the Class M Certificates, accrued and unpaid interest at the Class M Certificate Interest Rate;
                               4)   To the Class M Certificates, principal;
                               5)   To the Class B-1 Certificates, accrued
                                    and unpaid interest at the Class B-1
                                    Certificate Interest Rate;
                               6)   To the Class B-1 Certificates, principal;
                               7) To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                               8)   To the Class B-2 Certificates, principal;
                               9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                               10) To the Residual Certificate, any remaining amount.

                                    Under certain circumstances (as described in the prospectus supplement), funds from one Loan Group may be used to pay the Senior Certificates related to another Loan Group.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]                                     Computational Materials for
                                     CHL Mortgage Pass-Through Trust 2004-HYB7

------------------------------------------------------------------------------


                                                    Yield Tables (%)
                                                    ----------------

           Class 1-A-1 to WAvg Roll
           -------------------------------------------------------------------------------------------------------
                Initial Coupon          5.0322%
           -------------------------------------------------------------------------------------------------------
           Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

           =======================================================================================================
             Yield @ 101-00              4.78       4.69       4.64       4.53       4.37       4.18      3.93
           =======================================================================================================
            WAL (yr)                     4.69       3.66       3.22       2.50       1.94       1.50      1.16
            MDUR (yr)                    4.09       3.23       2.86       2.25       1.77       1.39      1.09
            First Prin Pay              Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04    Nov-04
            Last Prin Pay               Jul-09     Jul-09     Jul-09     Jul-09     Jul-09     Jul-09    Jul-09
           -------------------------------------------------------------------------------------------------------


           Class 1-A-1 to Maturity
           -------------------------------------------------------------------------------------------------------
                Initial Coupon          5.0322%
           -------------------------------------------------------------------------------------------------------
           Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

           =======================================================================================================
             Yield @ 101-00              4.56       4.59       4.58       4.51       4.38       4.19      3.93
           =======================================================================================================
            WAL (yr)                     19.59      7.63       5.46       3.27       2.20       1.59      1.18
            MDUR (yr)                    12.01      5.64       4.29       2.78       1.96       1.46      1.11
            First Prin Pay              Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04    Nov-04
            Last Prin Pay               Aug-34     Aug-34     Aug-34     Aug-34     Aug-34     Aug-34    Aug-34
           -------------------------------------------------------------------------------------------------------

           Class 1-A-2 to WAvg Roll
           -------------------------------------------------------------------------------------------------------
                Initial Coupon          5.1522%
           -------------------------------------------------------------------------------------------------------
           Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

           =======================================================================================================
             Yield @ 100-04              5.11       5.08       5.07       5.03       4.98       4.92      4.84
           =======================================================================================================
            WAL (yr)                     4.69       3.66       3.22       2.50       1.94       1.50      1.16
            MDUR (yr)                    4.07       3.21       2.84       2.23       1.75       1.38      1.08
            First Prin Pay              Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04    Nov-04
            Last Prin Pay               Jul-09     Jul-09     Jul-09     Jul-09     Jul-09     Jul-09    Jul-09
           -------------------------------------------------------------------------------------------------------


           Class 1-A-2 to Maturity
           -------------------------------------------------------------------------------------------------------
                Initial Coupon          5.1522%
           -------------------------------------------------------------------------------------------------------
           Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

           =======================================================================================================
             Yield @ 100-04              4.68       4.82       4.86       4.92       4.93       4.90      4.83
           =======================================================================================================
            WAL (yr)                     19.59      7.63       5.46       3.27       2.20       1.59      1.18
            MDUR (yr)                    11.89      5.56       4.23       2.74       1.93       1.44      1.09
            First Prin Pay              Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04    Nov-04
            Last Prin Pay               Aug-34     Aug-34     Aug-34     Aug-34     Aug-34     Aug-34    Aug-34
           -------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]                                     Computational Materials for
                                     CHL Mortgage Pass-Through Trust 2004-HYB7

------------------------------------------------------------------------------



                                                     Yield Tables (%)
                                                     ----------------


           Class 3-A to WAvg Roll
           -------------------------------------------------------------------------------------------------------
                Initial Coupon          5.1721%
           -------------------------------------------------------------------------------------------------------
           Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

           =======================================================================================================
             Yield @ 101-00              5.00       4.91       4.85       4.72       4.55       4.34      4.07
           =======================================================================================================
            WAL (yr)                     6.60       4.65       3.93       2.85       2.09       1.56      1.18
            MDUR (yr)                    5.46       3.95       3.38       2.51       1.88       1.43      1.10
            First Prin Pay              Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04    Nov-04
            Last Prin Pay               Jul-11     Jul-11     Jul-11     Jul-11     Jul-11     Jul-11    Jul-11
           -------------------------------------------------------------------------------------------------------


           Class 3-A to Maturity
           -------------------------------------------------------------------------------------------------------
                Initial Coupon          5.1721%
           -------------------------------------------------------------------------------------------------------
           Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

           =======================================================================================================
             Yield @ 101-00              4.78       4.82       4.80       4.71       4.55       4.34      4.07
           =======================================================================================================
            WAL (yr)                     19.75      7.64       5.46       3.26       2.19       1.58      1.18
            MDUR (yr)                    11.81      5.57       4.25       2.76       1.95       1.45      1.11
            First Prin Pay              Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04    Nov-04
            Last Prin Pay               Aug-34     Aug-34     Aug-34     Aug-34     Aug-34     Aug-34    Aug-34
           -------------------------------------------------------------------------------------------------------

           Class 5-A to Call
           -------------------------------------------------------------------------------------------------------
                Initial Coupon          5.0200%
           -------------------------------------------------------------------------------------------------------
           Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

           =======================================================================================================
             Yield @ 101-00              4.73       4.76       4.73       4.59       4.38       4.13      3.84
           =======================================================================================================
            WAL (yr)                     20.87      7.45       5.15       2.99       2.00       1.44      1.08
            MDUR (yr)                    12.42      5.59       4.16       2.62       1.82       1.34      1.03
            First Prin Pay              Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04    Nov-04
            Last Prin Pay               Feb-33     Jun-22     Sep-17     Aug-12     Feb-10     Aug-08    Sep-07
           -------------------------------------------------------------------------------------------------------


           Class 5-A to Maturity
           -------------------------------------------------------------------------------------------------------
                Initial Coupon          5.0200%
           -------------------------------------------------------------------------------------------------------
           Prepay Speed                 0% CPR    10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

           =======================================================================================================
             Yield @ 101-00              4.73       4.75       4.72       4.60       4.43       4.20      3.93
           =======================================================================================================
            WAL (yr)                     20.96      7.91       5.60       3.30       2.21       1.59      1.18
            MDUR (yr)                    12.45      5.76       4.36       2.80       1.97       1.46      1.11
            First Prin Pay              Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04    Nov-04
            Last Prin Pay               Sep-34     Sep-34     Sep-34     Sep-34     Sep-34     Sep-34    Sep-34
           -------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.